UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 20, 2021
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As previously announced, on November 15, 2020, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Banco Bilbao Vizcaya Argentaria, S.A. (“BBVA”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, PNC will purchase from BBVA 100% of the issued and outstanding shares of BBVA USA Bancshares, Inc. (the “Stock Purchase”), a financial holding company (“BBVA USA Holdco”) conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA, an Alabama-chartered bank (“BBVA USA Bank”).

PNC is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”), BBVA USA Holdco’s audited consolidated financial statements as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020; (ii) as Exhibit 99.2 to this Report, the unaudited pro forma condensed combined financial statements of PNC and BBVA USA Holdco, consisting of the unaudited pro forma condensed combined consolidated statement of income of PNC and BBVA USA Holdco for the twelve months ended December 31, 2020, giving effect to the Stock Purchase as if it had occurred on January 1, 2020, and the unaudited pro forma condensed combined consolidated balance sheet of PNC and BBVA USA Holdco as of December 31, 2020, giving effect to the Stock Purchase as if it had occurred on December 31, 2020; and (iii) as Exhibit 23.1 to this Report, the consent of KPMG LLP, independent registered public accounting firm of BBVA USA Holdco.

The pro forma financial information included in this Report has been presented for informational purposes only. It does not purport to represent the actual results of operations that PNC and BBVA USA Holdco would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined businesses may achieve after the Stock Purchase is consummated.

This Report does not modify or update the consolidated financial statements of PNC included in PNC’s Annual Report on Form 10-K for the year ended December 31, 2020 (our “2020 Form 10-K”), nor does it reflect any subsequent information or events. The information referenced in item (i) above was previously disclosed by BBVA USA Holdco in its Annual Report on Form 10-K for the year ended December 31, 2020.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Report contains forward-looking statements regarding our outlook or expectations with respect to the planned acquisition of BBVA USA Holdco, the combination of BBVA USA Holdco into PNC and BBVA USA Bank into PNC Bank, National Association (“PNC Bank”), an indirect wholly owned subsidiary of PNC, and the impact of the transaction on PNC’s future performance.

Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this Report speak only as of the date of this Report, and we assume no duty, and do not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. As a result, we caution against placing undue reliance on any forward-looking statements.

Forward-looking statements in this Report are subject to the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into PNC after closing:
•The business of BBVA USA Holdco, including its U.S. banking subsidiary, BBVA USA Bank, may not perform as we currently project or in a manner consistent with historical performance. As a result, the anticipated benefits, including estimated cost savings, of the transaction may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events, including those that are outside of our control.
•The combination of BBVA USA Holdco, including its U.S. banking subsidiary, BBVA USA Bank, with that of PNC and PNC Bank may be more difficult to achieve than anticipated or have unanticipated adverse results relating to BBVA USA Holdco, including its U.S. banking subsidiary, BBVA USA Bank, or our existing businesses.
•Completion of the transaction is dependent on the satisfaction of customary closing conditions, which cannot be assured. The timing of completion of the transaction is dependent on various factors that cannot be predicted with precision at this point.

These forward-looking statements are also subject to the principal risks and uncertainties applicable to our businesses generally that are disclosed in our 2020 Form 10-K and in our subsequent filings with the Securities and Exchange Commission (the “SEC”). Our SEC filings are accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this Report.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

23.1	Consent of KPMG LLP, independent registered public accounting firm (with respect to BBVA USA Holdco)	Filed herewith

99.1	Audited consolidated financial statements of BBVA USA Bancshares, Inc. as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020	Filed herewith

99.2	Unaudited pro forma condensed combined financial statements of The PNC Financial Services Group, Inc. and BBVA USA Bancshares, Inc. as of and for the year ended December 31, 2020	Filed herewith

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	April 20, 2021	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller